Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events:

Completion of the Spin-Off:  On March 7, 2023, the Company completed the spin-off of its wholly owned subsidiary, Toro. On that day, the Company distributed all of the Toro common shares outstanding to its holders of common stock of record at the close of business on February 22, 2023 at a ratio of one Toro common share for every ten Company common shares. As part of the Spin-Off, Toro entered into various other agreements effecting the separation of Toro’s business from the Company including a master management agreement with Castor Ships with respect to its vessels in substantially the same form as the Company’s Master Management Agreement for its vessels and a Contribution and Spin-Off Distribution Agreement, pursuant to which, among other things, (i) the Company agreed to indemnify Toro and its vessel-owning subsidiaries for any and all obligations and other liabilities arising from or relating to the operation, management or employment of vessels or subsidiaries the Company retains after the Distribution Date and Toro agreed to indemnify the Company for any and all obligations and other liabilities arising from or relating to the operation, management or employment of the vessels contributed to it or its vessel-owning subsidiaries, and (ii) Toro replaced the Company as guarantor under the $18.0 Million Term Loan Facility. The Contribution and Spin-Off Distribution Agreement also provided for the settlement or extinguishment of certain liabilities and other obligations between the Company and Toro and provides the Company with certain registration rights relating to Toro’s common shares, if any, issued upon conversion of the Toro Series A preferred shares issued to the Company in connection with the Spin-Off.